Exhibit 21

Medtronic plc and Subsidiaries
As of April 29, 2016

Company	Jurisdiction of Formation
7157240 Canada Inc.	Canada
A&E Hangers Taiwan Co., Ltd.	Taiwan
A&E India Private Limited	India
A&E Karner Limited	United Kingdom
A&E Productos de Costa Rica, S.A.	Costa Rica
A&E Products (Far East) Limited	Hong Kong
A&E Products de Honduras S.A.	Honduras
A&E Products do Brasil Ltda.	Brazil
A&E Products Group, Inc.	Delaware
Ablation Frontiers L.L.C.	Delaware
Accucomp (Pty.) Ltd.	South Africa
Accufusion (Pty.) Ltd.	South Africa
Advanced Absorbent Products Holdings Limited	United Kingdom
Advanced Medical Technologies GmbH	Germany
Advanced Uro-Solutions, L.L.C.	Tennessee
Aircraft Medical Ltd.	United Kingdom
Airox	France
Airox, Inc.	Delaware
Arterial Vascular Engineering Canada, Company	Canada
Arterial Vascular Engineering UK Limited	United Kingdom
ASE Partners SAS	France
ATS Acquisition Corp.	Minnesota
Auto Suture do Brasil Ltda.	Brazil
Auto Suture European Services Center	France
Auto Suture Holdings Pty Ltd	Australia
Auto Suture Puerto Rico, Inc.	Connecticut
BARRX Medical Inc.	Delaware
Batts Far East Limited	Hong Kong
Batts LLC	Massachusetts
Batts, Inc.	Delaware
Beacon Endoscopic Limited	United Kingdom
Beacon Endoscopic LLC	Delaware
Beijing Libeier Biology Engineering Research Institute Co., Ltd.	China
Beijing Wei Rui Medical Devices Co., Ltd.	China
Bellco Canada Inc.	Canada
Bellco Do Brasil	Brazil
Bellco France S.A.S.	France
Bellco Nordic AB	Sweden
Bellco S.r.l.	Italy
Biostar Biomedikal Mühendislik Anonim Sirketi	Turkey
Bo Yao (Shanghai) Medical Device Co. Ltd.	China
Cardiocom UK LTD	United Kingdom
CardioInsight Technologies Inc.	Delaware
Carlisle Philippines, Inc.	Philippines

Carlisle Recycling de Mexico S.A. de C.V.	Mexico
Carmel Biosensors Ltd.	Israel
CCI Centro Covidien de Inovação e Educação para a Saúde Ltda	Brazil
CCI Istanbul Teknolojik Hizmetler Limited Sirketi	Turkey
CDK U.K. Limited	United Kingdom
Changzhou InnoPedics Medical Device Co., Ltd	China
Changzhou Kangdi Medical Stapler Co., Ltd.	China
Changzhou Kanghui Medical Innovation Co., Ltd.	China
Coated Products GP, Inc.	Nevada
Coated Products Holdings, Inc.	Delaware
Comercial Kendall (Chile) Limitada	Chile
CorMedica Corporation	Mauritius
Corventis Europe BVBA	Belgium
Corventis Pte. Ltd.	Singapore
Covidien (China) Medical Devices Technology Co., Ltd.	China
Covidien (Gibraltar) Holding Limited	Gibraltar
Covidien (Gibraltar) Limited	Gibraltar
Covidien (HKSAR) Co., Limited	Hong Kong
Covidien (Israel) Ltd.	Israel
Covidien (Proprietary) Limited	South Africa
Covidien (Shanghai) Management Consulting Co., Ltd.	China
Covidien (Thailand) Limited	Thailand
Covidien (UK) Commercial Limited	United Kingdom
Covidien (UK) Manufacturing Limited	United Kingdom
Covidien Adhesives Italia Srl	Italy
Covidien AG	Switzerland
Covidien Argentina S.A.	Argentina
Covidien Asia Investments Limited	Mauritius
Covidien Australia Pty Ltd	Australia
Covidien Belgium 2 NV	Belgium
Covidien Canada Holdings (A) Cooperatie U.A.	Netherlands
Covidien Canada Holdings (B) Cooperatie U.A.	Netherlands
Covidien Canada Holdings (C) Cooperatie U.A.	Netherlands
Covidien Canada Holdings LLC	Massachusetts
Covidien Canada ULC	Canada
Covidien Caribbean, Inc.	Delaware
Covidien Colombia S.A.	Colombia
Covidien Delaware VI Corp.	Delaware
Covidien Deutschland GmbH	Germany
Covidien Engineering Services Private Limited	India
Covidien Eurasia LLC	Russia
Covidien Finance International GmbH	Switzerland
Covidien Finance Ireland Limited	Ireland
Covidien France Holdings (A) Cooperatie U.A.	Netherlands
Covidien France Holdings (B) Cooperatie U.A.	Netherlands
Covidien France Holdings, Inc.	Connecticut
Covidien Group Holdings Limited	Bermuda
Covidien Group S.a.r.l.	Luxembourg
Covidien Healthcare Holding UK Limited	United Kingdom
Covidien Healthcare India Private Limited	India

Covidien Healthcare International Trading (Shanghai) Co., Ltd.	China
Covidien Healthcare Trading (Shanghai) Co., Ltd.	China
Covidien Holding Inc.	Massachusetts
Covidien Holdings International Corporation	Delaware
Covidien Holdings Ireland Limited	Ireland
Covidien Holdings S.a.r.l.	Luxembourg
Covidien Hong Kong No.2 Limited	Hong Kong
Covidien Hungary Kft.	Hungary
Covidien International (US) Holdings A, LLC	Delaware
Covidien International Finance S.A.	Luxembourg
Covidien International S.a.r.l.	Luxembourg
Covidien Ireland Commercial Limited	Ireland
Covidien Ireland Limited	Ireland
Covidien Israel Holdings Ltd	Israel
Covidien Israel Investments Ltd	Israel
Covidien Israel Surgical Research Ltd	Israel
Covidien Japan, Inc.	Japan
Covidien Korea, Inc.	South Korea
Covidien Limited	Ireland
Covidien LLC	Delaware
Covidien Logistics BVBA	Belgium
Covidien LP	Delaware
Covidien Lyon	France
Covidien Manufacturing Grenoble	France
Covidien Manufacturing Solutions, S.A.	Costa Rica
Covidien Medical	Russia
Covidien Medical Products (Shanghai) Manufacturing L.L.C.	China
Covidien New Zealand Limited	New Zealand
Covidien Nigeria Limited	Nigeria
Covidien Peru S.A.	Peru
Covidien Philippines, Inc.	Philippines
Covidien Private Limited	Singapore
Covidien Pty Limited	Australia
Covidien Sales LLC	Delaware
Covidien Sendirian Berhad	Malaysia
Covidien Services Europe Limited	Ireland
Covidien Sigma Limited	Bermuda
Covidien Swiss Holding GmbH	Switzerland
Covidien Taiwan Limited	Taiwan
Covidien Trevoux	France
Covidien UK Holding Ltd	United Kingdom
Covidien UK Limited	United Kingdom
Covidien Uruguay S.A.	Uruguay
Covidien US Holdings, Inc.	Delaware
Covidien Ventures Ltd.	Bermuda
Covidien VII (Denmark) ApS	Denmark
Davis & Geck Caribe Limited	Cayman Islands
Dendron GmbH	Germany
Diabeter B.V.	Netherlands
Diabeter Zorg B.V.	Netherlands

DISAB Diagnostic Imaging Holding AB	Sweden
Especialidades Medicas Kenmex, S.A. de C.V.	Mexico
Eur-o-Flex de Mexico S.A. de C.V.	Mexico
ev3 Australia Pty Limited	Australia
ev3 B.V.	Netherlands
ev3 Canada Inc.	Canada
ev3 International, Inc.	Delaware
ev3 Medical Devices (Beijing) Company, Ltd.	China
ev3, Inc.	Delaware
First Lafayette Holdings LLC	Delaware
Floreane Medical Implants	France
GC Holdings, Inc.	Delaware
Georgia Packaging, Inc.	Delaware
Given Imaging (Asia Pacific) Pte. Ltd.	Singapore
Given Imaging (Asia) Company Limited	Hong Kong
Given Imaging (Los Angeles) LLC	California
Given Imaging B.V.	Netherlands
Given Imaging do Brazil Ltda.	Brazil
Given Imaging GmbH	Germany
Given Imaging K.K.	Japan
Given Imaging Ltd.	Israel
Given Imaging Pty Limited	Australia
Given Imaging Vietnam Co., Ltd.	Vietnam
Given Imaging, Inc.	Delaware
Graphic Controls (Barbados), Ltd.	Barbados
Graphic Holdings, Inc.	Delaware
Haemopharm Biofluids S.r.l.	Italy
Healthcare Aviation Trust	Maryland
Heartstone Services GmbH	Switzerland
HET Systems, LLC	Delaware
IHS SAGLIK HIZMETLERI LTD STI	Turkey
Imedex Biomateriaux	France
Inbrand Holdings Limited	United Kingdom
Inbrand Limited	United Kingdom
Inbrand UK Limited	United Kingdom
India Medtronic Private Limited	India
InnerDyne Holdings, Inc.	Delaware
InnerDyne, Inc.	Delaware
Instruventional Inc.	Canada
Integrated Health Solutions International Sàrl	Switzerland
Invatec S.p.A.	Italy
Invatec Technology Center GmbH	Switzerland
Karner Europe AB	Sweden
Karner Europe GmbH	Germany
Kendall Company of South Africa (Pty) Limited, The	South Africa
Kendall de Mexico, S.A. de C.V.	Mexico
Kendall de Venezuela, C.A.	Venezuela
Kendall Innovadores en Cuidados al Paciente S.A.	Costa Rica
Kendall Ludlow Holding Corporation	Delaware
Kendall SAS	France

Kendall, S.A. (Panama)	Panama
Kendall-Gammatron Limited	Thailand
KMS Colon, Panama, S.A.	Panama
KMS Montevideo, Uruguay, S.A.	Uruguay
Kyphon Americas, Inc.	Delaware
Kyphon Cayman Ltd.	Cayman Islands
Kyphon Ireland Research Holding Limited	Ireland
Kyphon Sàrl	Switzerland
Kyphon South Africa (Proprietary) Ltd.	South Africa
La Trevoltiane	France
Lafayette Healthcare Limited	United Kingdom
Lafayette Pharmaceuticals Pty Limited	Australia
Lazarus Effect LLC	Delaware
Lazarus Effect, Inc.	Delaware
Life Design Systems, Inc.	Wisconsin
Ludlow Technical Products Canada, Ltd.	Canada
Ludlow Technical Products Corporation	New York
Ludlow Technical Products France	France
Magnolia Medical, LLC	Delaware
Makani II Unlimited Company	Ireland
Mallinckrodt DAR Srl	Italy
Mallinckrodt Holdings B.V.	Netherlands
Mallinckrodt Holdings, LLC	Delaware
Mallinckrodt International Financial Services Company	Ireland
Mallinckrodt Medical	Ireland
Mallinckrodt Medical S.A.	Spain
Mallinckrodt Polska Sp.z o.o.	Poland
Mallinckrodt Sweden AB	Sweden
Mallinckrodt US LLC	Delaware
Mareane	France
Medefield Pty Limited	Australia
Medical Device Accelerator SA	Switzerland
Medical Education Y.K.	Japan
Medina Medical LLC	Minnesota
Medina Medical, Inc.	Delaware
Mediquip Sdn. Bhd.	Malaysia
Medtronic – Sequoia (Cayman) Innovation Investment Management Partners, Ltd	Cayman Islands
Medtronic (Africa) (Proprietary) Limited	South Africa
Medtronic (Schweiz) A.G. (Medtronic (Suisse) S.A.)	Swaziland
Medtronic (Schweiz) A.G. (Medtronic (Suisse) S.A.)	Switzerland
Medtronic (Shanghai) Ltd.	China
Medtronic (Shanghai) Management Co. Ltd.	China
Medtronic (Taiwan) Ltd.	Taiwan
Medtronic (Thailand) Limited	Thailand
Medtronic 3F Therapeutics, Inc.	Delaware
Medtronic Ablation Frontiers LLC	Delaware
Medtronic Ablation Reorganization LLC	Delaware
Medtronic Adriatic d.o.o.	Croatia
Medtronic Advanced Energy Acquisition LLC	Delaware
Medtronic Advanced Energy LLC	Delaware

Medtronic Advanced Energy Luxembourg S.a.r.l.	Luxembourg
Medtronic Advanced Energy Luxembourg S.a.r.l. LLC	Minnesota
Medtronic AF Acquisition LLC	Delaware
Medtronic AF Luxembourg S.a r.l.	Luxembourg
Medtronic Aktiebolag	Sweden
Medtronic Angiolink, Inc.	Delaware
Medtronic Ardian Acquisition LLC	Delaware
Medtronic Ardian LLC	Delaware
Medtronic Ardian Luxembourg S.a.r.l.	Luxembourg
Medtronic Ardian Luxembourg S.a.r.l. LLC	Delaware
Medtronic Asia, Ltd.	Minnesota
Medtronic ATS Medical, Inc.	Minnesota
Medtronic Australasia Pty Ltd	Australia
Medtronic B.V.	Netherlands
Medtronic Bakken Research Center B.V.	Netherlands
Medtronic Belgium S.A./N.V.	Belgium
Medtronic Bio-Medicus, Inc.	Minnesota
Medtronic BioPharma B.V.	Netherlands
Medtronic BioPharma Sàrl	Switzerland
Medtronic Braun, Inc.	Colorado
Medtronic Bulgaria EOOD	Bulgaria
Medtronic Care Management Services, LLC	Minnesota
Medtronic Chile SpA	Chile
Medtronic China Kanghui Holdings	Cayman Islands
Medtronic China Venture Fund (Cayman), L.P.	Cayman Islands
Medtronic China, Ltd.	Minnesota
Medtronic Comercial Ltda.	Brazil
Medtronic CoreValve LLC	Delaware
Medtronic CryoCath LP	Canada
Medtronic CV Luxembourg LLC	Minnesota
Medtronic CV Luxembourg S.a.r.l.	Luxembourg
Medtronic CV Reorganization, LLC	Delaware
Medtronic CV, LLC	Delaware
Medtronic Czechia s.r.o.	Czech Republic
Medtronic Danmark A/S	Denmark
Medtronic do Brasil Ltda.	Brazil
Medtronic Europe BVBA/SPRL	Belgium
Medtronic Europe Sàrl	Switzerland
Medtronic Fabrication SAS	France
Medtronic Finance Holdings ULC	Cayman Islands
Medtronic Finland Oy	Finland
Medtronic France S.A.S.	France
Medtronic G.m.b.H.	Germany
Medtronic Global Holdings GP S.à r.l.	Luxembourg
Medtronic Global Holdings S.C.A.	Luxembourg
Medtronic Group Holding, Inc.	Minnesota
Medtronic Hellas Medical Device Commercial S.A.	Greece
Medtronic Holding B.V.	Netherlands
Medtronic Holding Switzerland G.m.b.H.	Switzerland
Medtronic Holding, Inc.	Minnesota

Medtronic Holdings Unlimited	British Virgin Islands
Medtronic Hong Kong Limited	Hong Kong
Medtronic Hong Kong Medical Limited	Hong Kong
Medtronic Hungaria Kereskedelmi Kft	Hungary
Medtronic Ibérica S.A.	Spain
Medtronic Integrated Health Solutions LLC	Minnesota
Medtronic International Holding LLC	Minnesota
Medtronic International Technology, Inc.	Minnesota
Medtronic International Trading Pte. Ltd.	Singapore
Medtronic International Trading Sàrl	Switzerland
Medtronic International Trading, Inc.	Minnesota
Medtronic International, Ltd.	Delaware
Medtronic Interventional Vascular, Inc.	Massachusetts
Medtronic Invatec LLC	Delaware
Medtronic IP Holding International Luxembourg S.a.r.l.	Luxembourg
Medtronic Ireland Limited	Ireland
Medtronic Ireland Manufacturing	Ireland
Medtronic Irish Finco	Ireland
Medtronic Italia S.p.A.	Italy
Medtronic Japan Co., Ltd.	Japan
Medtronic Jolife LLC	Delaware
Medtronic Kazakhstan Limited Liability Partnership	Kazakhstan
Medtronic KL Holdings LLC	Minnesota
Medtronic Korea Ltd.	South Korea
Medtronic Latin America, Inc.	Minnesota
Medtronic Limited	United Kingdom
Medtronic LLC	Russia
Medtronic Logistics LLC	Minnesota
Medtronic Luxembourg Global Holdings S.à r.l.	Luxembourg
Medtronic Marketing AG	Switzerland
Medtronic Medical Device (Chengdu) Co., Ltd.	China
Medtronic Medikal Teknoloji Ticaret Limited Sirketi	Turkey
Medtronic Mediterranean SAL	Lebanon
Medtronic META FZ-LLC	United Arab Emirates
Medtronic Mexico S. de R.L. de C.V. (Tijuana)	Mexico
Medtronic Micro Motion Sciences, Inc.	Delaware
Medtronic MiniMed, Inc.	Delaware
Medtronic Monitoring, Inc.	Delaware
Medtronic Navigation Israel Ltd.	Israel
Medtronic Navigation, Inc.	Delaware
Medtronic New Zealand Limited	New Zealand
Medtronic Norge AS	Norway
Medtronic Oesterreich G.m.b.H.	Austria
Medtronic of Canada Ltd.	Canada
Medtronic Pacific Trading, Inc.	Minnesota
Medtronic Philippines, Inc.	Philippines
Medtronic Poland Sp. z o.o.	Poland
Medtronic Portugal, Lda	Portugal
Medtronic PS Acquisition LLC	Delaware
Medtronic PS Medical, Inc.	California

Medtronic PS Reorganization LLC	Delaware
Medtronic Puerto Rico Operations Co.	Cayman Islands
Medtronic R&D Diabetes Denmark A/S	Denmark
Medtronic Romania SRL	Romania
Medtronic S. de R.L. de C.V. (Mexico City)	Mexico
Medtronic S.A.I.C.	Argentina
Medtronic Saudi Arabia Company	Saudi Arabia
Medtronic Servicios S. de R.L. de C.V.	Mexico
Medtronic Singapore Operations Pte. Ltd.	Singapore
Medtronic Slovakia s.r.o.	Slovakia
Medtronic Sofamor Danek Co., Ltd.	Japan
Medtronic Sofamor Danek Deggendorf GmbH	Germany
Medtronic Sofamor Danek South Africa (Proprietary) Limited	South Africa
Medtronic Sofamor Danek USA, Inc.	Tennessee
Medtronic Sofamor Danek, Inc.	Indiana
Medtronic Spine International Holding Company	Cayman Islands
Medtronic Spine LLC	Delaware
Medtronic Trading NL BV	Netherlands
Medtronic Transneuronix, Inc.	Delaware
Medtronic Urinary Solutions, Inc.	Ohio
Medtronic USA, Inc.	Minnesota
Medtronic Vascular Galway	Ireland
Medtronic Vascular Holdings	Ireland
Medtronic Vascular, Inc.	Delaware
Medtronic Ventor Technologies Ltd.	Israel
Medtronic Vertelink, Inc.	California
Medtronic Vietnam Company Limited	Vietnam
Medtronic VT, LLC	Delaware
Medtronic World Trade Corporation	Minnesota
Medtronic Xomed, Inc.	Delaware
Medtronic, Inc.	Minnesota
Medtronic, trgovina z medicinsko tehnologijo in opremo d.o.o.	Slovenia
Micro Therapeutics, Inc.	Maryland
MiniMed Distribution Corp.	Delaware
MiniMed Pty Ltd.	Australia
MMJ, S.A. de C.V.	Mexico
MSCH LLC	Delaware
N.G.C. Medical Srl	Italy
NayaMed France S.A.S.	France
NayaMed International Sàrl	Switzerland
NayaMed International, S.A.	Spain
NayaMed Poland Sp. z o.o	Poland
Nellcor Puritan Bennett Ireland	Ireland
Nellcor Puritan Bennett Ireland Holdings	Ireland
Nellcor Puritan Bennett LLC	Delaware
Nellcor Puritan Bennett Mexico, S.A. de C.V.	Mexico
New Wave Surgical, LLC	Delaware
Newport Medical (Asia) Limited	Hong Kong
Newport Medical Instruments, Inc.	California
NGC Medical UK Limited	United Kingdom

Nippon Covidien Ltd.	Japan
Nobles Medical Technology, Inc.	Delaware
Old Colony State Insurance Company	Vermont
Oridion Capnography, Inc.	Massachusetts
Oridion Medical 1987 Ltd.	Israel
Oridion Systems Ltd.	Israel
Osteotech, Inc.	California
Panmedica Pty Limited	Australia
Peak Surgical, Cayman	Cayman Islands
Plastics Holding Corporation	Nevada
Polyken Technologies Europe, Inc.	Delaware
Polysuture Industria e Comercio Ltda.	Brazil
Power Medical Interventions Deutschland GmbH	Germany
Pryor and Howard (1988) Limited	United Kingdom
PT Medtronic Indonesia	Indonesia
PT. COVIDIEN INDONESIA	Indonesia
PTB International LLC	Delaware
Raychem Tecnologias, S. de R.L. de C.V.	Mexico
Raychem Tijuana Services, S.A. de C.V.	Mexico
Retail Group de Mexico S.A. de C.V.	Mexico
Reverse Medical LLC	Delaware
RF Surgical Systems LLC	Minnesota
Salient Coop Partner LLC	Delaware
Sanatis GmbH	Germany
Sapheon LLC	California
Sapheon Vascular B.V.	Netherlands
Scardin Corp. Chile S.A.	Chile
Setagon, Inc.	Delaware
Shanghai Zhikang Medical Devices Co., Ltd.	China
Sherwood Medical Company I	Delaware
Sherwood Medical Industries Pty Ltd	Australia
Societe De Fabrication de Material Orthopedique En Abrege Sofamor	France
Sofradim Production	France
Somanetics Corporation	Delaware
Sophono GmbH	Germany
Sophono UK Ltd.	United Kingdom
Sophono, Inc.	Colorado
SpinalGraft Technologies, LLC	Tennessee
Stentex Holding Sarl	Luxembourg
superDimension (Europe) GmbH	Germany
superDimension Ltd.	Israel
superDimension, Inc.	Delaware
Suzhou Medtronic Venture Capital Partnership Enterprise (L.P.)	China
Suzhou Medtronic-Sequoia Innovation Investment Management Co., Ltd.	China
Suzhou Mei Zhong Capital Investment Management Co., Ltd.	China
TGM Medical, Inc.	Delaware
THC Holdings Limited	Thailand
THC Pool LLC	Massachusetts
The Medtronic Foundation	Minnesota
Tissue Science Laboratories Limited	United Kingdom

Trigate (Pty.) Ltd.	South Africa
Trinance (Pty.) Ltd.	South Africa
Twelve Australia Pty Limited	Australia
Twelve Medical Limited	United Kingdom
Twelve, Inc.	Delaware
TYRX, Inc.	Delaware
U.S.S.C. Puerto Rico (NY), Inc.	New York
U.S.S.C. Puerto Rico, Inc.	Cayman Islands
United States Surgical Corporation	Delaware
USSC (Deutschland) GmbH	Germany
USSC Financial Services Inc.	Connecticut
USSC FSC, Inc.	Barbados
USSC Medical GmbH	Germany
Valera Holdings S.a.r.l.	Luxembourg
Valleylab (Australia) Pty. Limited	Australia
Valleylab Holding Corporation	Delaware
Verdana Holdings Limited	Gibraltar
Visualase, Inc.	Delaware
Vitatron A.G.	Switzerland
Vitatron Belgium S.A./N.V.	Belgium
Vitatron Holding B.V.	Netherlands
Vitatron Medical España, S.A.	Spain
Vitatron Nederland B.V.	Netherlands
Vitatron Portugal - Comércio e Distribuição de Dispositivos Médicos, Lda	Portugal
VNUS Medical Technologies II, Inc.	Delaware
Warsaw Orthopedic Inc.	Indiana
WEM Equipamentos Electronicos Ltda.	Brazil
Zephyr Technology LLC	Delaware